STATEMENT TO NOTEHOLDERS

Household Home Equity Loan Trust 2002-4

Distribution Number	14
Beginning Date of Collection Period	1-Dec-03
End Date of Collection Period	31-Dec-03
Payment Date	20-Jan-04
Previous Payment Date	22-Dec-03

Funds Reconciliation
Available Funds for Payment including Skip-A-Pay and excluding Premium Amount	23,855,396.79
Available Payment Amount	23,709,998.84
Principal Collections	20,031,959.10
Interest Collections (net of servicing fee)	3,678,039.74
Collections of Interest (net of servicing fee and principal recoveries)	3,678,039.74
Servicing Fee	216,417.95
Principal recoveries	-
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00
Insured Amounts, if any	0.00

Payments	23,855,396.79
Interest Paid to Notes	610,534.94
Principal Paid to Notes	23,028,443.90
Servicing Fee	216,417.95
Ownership Interest	-

Pool Balance
Beginning Pool Balance	519,403,079.06
Principal Collections (including repurchases)	20,031,959.10
Charge Off Amount	(245,787.56)
Ending Pool Balance	499,125,332.40

Collateral Performance
Cash Yield (% of beginning balance)	9.00%
Charge off Rate (net of principal recoveries; % of beginning balance)	0.57%
Net Yield	8.43%
Cumulative Realized Losses	(1,322,635.18)
Cumulative Loss Percentage	0.15%

Delinquent Home Equity Loans
One Payment principal balance of Home Equity Loans	9,009,190.41
One Payment number of Home Equity Loans	92
Two Payments principal balance of Home Equity Loans	2,189,745.39
Two Payments number of Home Equity Loans	24
Three Payments + principal balance of Home Equity Loans	11,217,398.84
Three Payments + number of Home Equity Loans	125
Three Payment Plus Delinquency Percentage	2.25%
Three Payment Plus Rolling Average	1.97%

Loan Detail
Number of loans purchased or substituted pursuant to 2.02 during the period	-
Principal balance of loans purchased or substituted pursuant to 2.02 during the period	-
Number of loans purchased or substituted pursuant to 2.04 during the period	-
Principal balance of loans purchased or substituted pursuant to 2.04 during the period	-
Number of loans purchased or substituted pursuant to 3.01 during the period	-
Principal balance of loans purchased or substituted pursuant to 3.01 during the period	-
Substitution Adjustment Amounts	-
Number of Home Equity Loans outstanding (Beginning of Collection Period)	5,343
Number of Home Equity Loans outstanding (Ending of Collection Period)	5,168
Principal balance of REO as of the end of the collection period	2,758,161.25
Number of loans that went into REO during the collection period	8
Principal balance of loans that went into REO during the collection period	936,319.19

Overcollateralization
Begin Overcollateralization Amount	73,248,292.26
Overcollateralization Release Amount	0.00
Distributable Excess Cashflow	2,996,484.80
Additional Principal Reduction Amount	(245,787.56)
End Overcollateralization Amount	75,998,989.50

Target Overcollateralization Amount	84,446,938.45
Interim Overcollateralization Amount	73,002,504.70
Interim Overcollateralization Deficiency	11,444,433.75

Excess Cashflow	2,996,484.80

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Total Note Balance as Percent of Total Original Note Principal Amount	49.98%

Note Principal Amount Statement
A. Information on Distributions
1. Total Distribution per $1,000	27.920933
2. Principal Distribution per $1,000	27.199806
3. Interest Distribution per $1,000	0.721127

B. Calculation of Interest Due & Paid
1. 1 month LIBOR	1.14875%
2. Formula Rate (1-mo. Libor plus 55 bps)	1.69875%
3. Available Funds Cap	10.95976%
4. Note Rate	1.69875%
5. Days in Accrual Period	29

6. Current Interest, Interest Carry Forward Amount, and Supplemental Interest Amount Due	610,534.94
7. Current Interest and Interest Carry forward Amount paid	610,534.94
8. Supplemental Interest Amount paid	0.00

9. Unpaid Interest Carry Forward Amount	0.00
10. Unpaid Supplemental Interest Amount	0.00

C. Calculation of Note Principal Amount
1. Note Principal Amount, prior to payments	446,154,786.80
2. Principal Payment Amount paid	20,031,959.10
3. Distributable Excess Cashflow paid	2,996,484.80
4. Note Principal Amount, after payments	423,126,342.90

5. Note Principal Amount as a % of the Original Note Principal Amount, after payments	0.4997713
6. Note Principal Amount as a % of the Pool Balance, after payments	0.8477357